UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Section 240.14a-12.
WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14-a6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

On November 8, 2019, the original Schedule 14A Definitive Additional Proxy Materials filing (DEFA14A) (the "Original Proxy Filing") was erroneously uploaded with the incorrect Edgar Header Tag of Other Definitive Proxy Statements (DEF 14A). This submission corrects that error by filing under the correct Edgar Header Tag of DEFA14A.  Other than correcting the Edgar Header Tag, no other disclosure in the Original Proxy Filing is changed by this submission.

On November 8, 2019, Wheeler Real Estate Investment Trust, Inc. (the "Company" or "WHLR") commenced mailing of its Notice of Annual Meeting of Shareholders and Proxy Statement and an accompanying WHITE voting proxy card. Included in the mailing is a letter to shareholders (the “Proxy Letter”) urging the Company’s shareholders to vote with WHLR using the WHITE proxy card. Additionally, the Company, issued a Press Release on November 8, 2019, announcing the same information, along with pertinent dates for the Annual Meeting of Shareholders. A copy of the Press Release and Proxy Letter are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Schedule 14A and are incorporated herein by reference.

Important Additional Information

The Company, its directors, director nominees and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Company’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). The Company has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identities of the Company’s directors, director nominees and executive officers, and their direct or indirect interests, by security holdings or otherwise, are set forth in the proxy statement and other materials filed with the SEC in connection with the 2019 Annual Meeting. Stockholders can obtain the proxy statement, any amendments or supplements to the proxy statement, and any other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. These documents are also available at no charge in the “SEC Filings” or “Proxy Materials” sections of the Company’s website at www.whlr.us.